SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15 (d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

          Date of  Report
          (Date of earliest event reported):      October 25,1996

                               Alliance Gaming Corporation
       (Exact Name of Registrant as Specified in Charter)


      Nevada                        0-4281                   88-0104066
(State or Other Jurisdiction     (Commission File          (IRS Employer
  of Incorporation)                Number)                  Identification)


6601 S. Bermuda Rd., Las Vegas, Nevada                       89119
(Address of principal executive offices)                  (Zip code)

Registrant's telephone number:     (702) 270-7600

 4380 Boulder Highway, Las Vegas, Nevada 89121
  (Former Name or Former Address, if Changed Since Last Report)















Page 1

Item 7.        Financial Statements, Pro Forma Financial
Information and Exhibits.

(c)  Exhibit.
     The following exhibit is filed herewith:

     23   Consent of KPMG Peat Marwick LLP






















                                                       Exhibit 23





                 CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Alliance Gaming Corporation

We consent to incorporation by reference in the registration statements (Nos. 33-87850, 33-58233 and 333-10011) on Forms S-3 of
Alliance Gaming Corporation of our report dated September 16, 1996, relating to the consolidated balance sheets of Alliance Gaming Corporation and subsidiaries as of June 30, 1995 and 1996 and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended
June 30, 1996, which report appears in the June 30, 1996 annual report on Form 10-K of Alliance Gaming Corporation.





                                        KPMG Peat Marwick LLP

Las Vegas, Nevada
October 28, 1996